                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ___________________________
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event                       November 21, 2000
reported)                                         ----------------------------------------------

                                       Fluor Corporation
                       (Exact name of registrant as specified in charter)
Delaware                                001-16129                           33-0927079
------------------------------------------------------------------------------------------------

(State or other jurisdiction     (Commission file number)     (IRS employer identification no.)
 of incorporation)

One Enterprise Drive, Aliso Viejo, California                               92656-2606
------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                    (Zip code)

Registrant's telephone number, including area                (949) 349-2000
code                                              ----------------------------------------------


                                         Not applicable
------------------------------------------------------------------------------------------------
                 (Former name or former address, if changed since last report)

Item 5.  Other Events.

  A copy of the press release of Fluor Corporation with respect to fiscal year 2000 results is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.


  (c)  Exhibits

       99.1   Press release of Fluor Corporation, dated November 21, 2000

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 29, 2000

                              FLUOR CORPORATION



                              By:  /s/ Ralph F. Hake
                                   -----------------
                              Name:  Ralph F. Hake
                              Title: Executive Vice President and Chief
                                     Financial Officer